UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) – May 15, 2018

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) Resignation of John R. Dent as General Counsel and Corporate Secretary

On May 15, 2018, John R. Dent notified each of Extended Stay America, Inc. (“Extended Stay”) and ESH Hospitality, Inc. (“ESH REIT” and, together with Extended Stay, the “Company”) of his decision to resign as General Counsel and Corporate Secretary of the Company, effective June 1, 2018. Mr. Dent’s resignation did not involve any disagreement with either of Extended Stay or ESH REIT. Following his resignation, Mr. Dent plans to return to private practice and to remain available to the Company and its Board of Directors on an ongoing basis.

Item 7.01	Regulation FD Disclosure.

On May 15, the Board of Directors of each of Extended Stay and ESH REIT appointed Christopher N. Dekle as General Counsel and Corporate Secretary of the Company, effective June 1, 2018. Mr. Dekle joined the company in 2005, serving as Corporate Counsel from July 2005 to January 2007, Assistant General Counsel from January 2007 to April 2010, General Counsel and Vice President from April 2010 to October 2013, and most recently as Deputy General Counsel, Vice President and Assistant Secretary from October 2013 to June 2018.

On May 16, 2018, the Company issued a press release announcing the resignation of Mr. Dent and appointment of Mr. Dekle. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

Item 9.01(d) Exhibits

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated May 16, 2018.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated May 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: May 16, 2018	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: May 16, 2018	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel